VOID AFTER 5:00 P.M., MIAMI, FLORIDA TIME, ON DECEMBER 22, 1997.

         NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE.

         THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART (COLLECTIVELY, A "TRANSFER"), UNLESS ANY SUCH TRANSFER IS REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SAID ACT IS AVAILABLE, AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO SUCH EFFECT, WHICH OPINION IS REASONABLY SATISFACTORY TO THE COMPANY. THIS LEGEND SHALL BE ENDORSED ON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT.

                                 SANDATA, INC.

                          COMMON STOCK PURCHASE WARRANT

                                                Warrant Certificate No. 1~

         1. Number and Price of Shares of Common Stock Subject to Common Stock Purchase Warrant. Subject to the terms and conditions hereinafter set forth, 2~ (the "Holder"), is entitled to purchase from Sandata, Inc., a Delaware corporation (the "Company"), at any time and from time to time during the period from December 23, 1996 (the "Commencement Date") until 5:00 p.m., Miami, Florida Time, on December 22, 1997 (the "Expiration Date"), at which time this Common Stock Purchase Warrant (the "Warrant") shall expire and become void, an aggregate of 3~ shares (the "Warrant Shares") of the Company's common stock, $.001 par value per share (the "Common Stock"), which number of Warrant Shares is subject to adjustment from time to time, as described below, upon payment therefor of the exercise price of $5.00 per Warrant Share, in lawful funds of the United States of America, such amounts (the "Basic Exercise Price") being subject to adjustment in the circumstances set forth hereinbelow. This applicable Basic Exercise Price, until such adjustment is made and thereafter as adjusted from time to time, is called the "Exercise Price." This Warrant is one of a series of Common Stock Purchase Warrants dated December 23, 1996 to purchase an aggregate of 200,000 Warrant Shares, of which 100,000 Warrant Shares may be purchased for a Basic Exercise Price of $5.00 and 100,000 Warrant Shares may be purchased for a Basic Exercise Price of $7.00. The terms and conditions of the Common Stock Purchase Warrants shall be identical in all material respects except that the number of Warrant Shares to which the holder is entitled to purchase may differ.


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



         2. Exercise of Warrant. This Warrant may be exercised in whole or in part at any time from and after the Commencement Date and on or before the Expiration Date, provided however, if such Expiration Date is a day on which Federal or State chartered banking institutions located in the State of Florida are authorized by law to close, then the Expiration Date shall be deemed to be the next succeeding day which shall not be such a day, by presentation and surrender to the Company at its principal office, or at the office of any transfer agent for the Warrants ("Transfer Agent"), designated by the Company, of this Warrant accompanied by the form of election to purchase on the last page hereof signed by the Holder and upon payment of the Exercise Price for the Warrant Shares purchased thereby, by cashier's check or by wire transfer of immediately available funds. If this Warrant is exercised in part only, the Company or Transfer Agent shall, promptly after presentation of this Warrant upon such exercise, execute and deliver a new Warrant, dated the date hereof, evidencing the rights of the Holder to purchase the balance of the Warrant Shares purchasable hereunder upon the same terms and conditions herein set forth. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares or other securities issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a share as provided below.

         3.       Call Option.

                  At any time prior to the expiration of this Warrant, except as provided below, the Company shall have the right and option, upon notice mailed to the Holder, to call, redeem and acquire all of the Warrants remaining outstanding and unexercised at the date fixed for such redemption in such notice, which redemption date shall be at least 30 days after the date of such notice, for an amount equal to $.01 per underlying share (the "Redemption Price"); provided, that the Company may exercise such right and option only if, for 20 consecutive trading days ending within 10 calendar days prior to the redemption notice date, the closing price per share of the Common Stock equals or exceeds $7.00, such amount being subject to adjustment under the same circumstances and in the same proportion as the Exercise Price. The Holder shall have the right, during the 20-day period immediately following the date of such notice, to exercise the Warrants. If any Warrants are exercised during such 20-day period, this call option shall be deemed not to have been exercised by the Company as to the Warrant Shares so exercised by the Holder. Said notice of redemption shall require the Holder to surrender to the Company, on or before the redemption date, at the offices of the Company, or its warrant agent, if any, the certificate or certificates representing the Warrants to be redeemed. Notwithstanding the fact that any Warrants called for redemption have not been surrendered for redemption and cancellation on the redemption date, after the redemption date, such Warrants shall be deemed to be expired and all rights of the Holder with respect to such unsurrendered Warrants shall cease and terminate, other than the right to receive the Redemption Price. The rights of the Company pursuant to this Section 3 are conditioned upon the registration by the Company of the resale of the Warrant Shares under the Securities Act of 1933, as amended (the "Securities

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                                       -2-

Act"), pursuant to a registration statement which is kept current by the Company for at least 120 days after the notice of redemption.

         4.       Registration Rights.

               4.1 If, at any time prior to the Expiration Date, the Holders of a majority of the Warrants Shares shall give notice to the Company requesting that the Company file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") relating to the sale of the Warrant Shares by the Holder, the Company shall promptly give written notice of such proposed Registration Statement to the Holders of such Warrants or Warrant Shares, and to any subsequent permissible transferee of any of the Warrants or Warrant Shares (at the address of such persons appearing on the books of the Company or its transfer agent) which notice shall offer to include the Warrant Shares in the requested Registration Statement. The Company shall, as expeditiously as possible, file and use its reasonable efforts to cause to become effective under the Securities Act, the Registration Statement covering the sale of such of the Warrant Shares by such Holders as the Company has been requested to register for disposition by the Holders thereof, to the extent required to permit the public sale or other public disposition thereof by the Holders. The Company shall cause the Registration Statement to remain effective for a period of at least 120 days from the effective date of the Registration Statement or such earlier date as all of the Warrant Shares have been sold or the Warrants expire (the "Effective Period"). The Holders shall have the right to demand registration of the Warrant Shares as described above on one occasion only. Notwithstanding anything contained herein to the contrary, the Holders may not demand registration of the Warrant
          Shares if the Warrant Shares may otherwise be sold without registration under the Securities Act or applicable state securities laws and regulations and without limitation as to volume pursuant to Rule 144 of the Securities Act. Notwithstanding anything contained herein, the Company shall not be obligated to file or use its reasonable efforts to cause to become effective a registration statement under this section during any period commencing with the date the Company files a registration statement relating to the sale or exchange by it of its securities in either an underwritten offering or in an offering involving a merger, acquisition, combination or reorganization and ending with the date such registration statement becomes effective.

               4.2 In addition, if at any time during the four years after the Commencement Date, the Company shall prepare and file one or more registration statements under the Securities Act (other than a registration statement on Form S-4 (or with regard to any transaction contemplated by Rule 145 promulgated under the Securities Act) or Form S-8 or any successor form of limited purpose and other than a post-effective amendment to any such registration statement), with respect to a public offering of equity or debt securities of the Company, or of any such securities of the Company held by its security holders, the Company will include in any such registration statement such information as is required, and such number of Warrant Shares held by the Holders thereof or their respective designees or transferees as may be requested by them, to permit a public offering of the Warrant Shares so requested; provided, however, that if, in the written opinion of the Company's managing underwriter, if any, for such offering, the inclusion of the Warrant Shares requested to be registered, when added to the securities being registered by the Company or the selling security holder(s), would exceed the

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                                       -3-
               maximum amount of the Company's  securities  that can be marketed without otherwise materially and adversely affecting the entire offering, then the Company may exclude from such offering all or that portion of the Warrant Shares requested to be so registered, so that the total number of securities to be registered is within the maximum number of shares that, in the opinion of the managing underwriter, may be marketed without otherwise materially and adversely affecting the entire offering, provided that at least a pro rata amount of the securities that otherwise were proposed to be registered for other stockholders is also excluded. In the event of such a proposed registration, the Company shall furnish the then Holders of Warrant Shares with not less than 20 days' written notice prior to the proposed date of filing of such registration statement. Further notice shall be given by the Company to Holders of Warrant Shares, with respect to subsequent registration statements or post-effective amendments filed by the Company, until such time as all of the Warrant Shares have been registered or may be sold without registration under the Securities Act or applicable state securities laws and regulations pursuant to Rule 144 of the Securities Act. The holders of Warrant Shares shall exercise the rights provided for in this Section 4.2 by giving written notice to the Company, within ten days of receipt of the Company's notice of its intention to file a registration statement. Notwithstanding anything contained herein to the contrary, the Company may delay the effectiveness of such registration statement or withdraw such registration statement; provided, however, the Company must provide the Holders of Warrant Shares with notice of such delay or withdrawal.

               4.3 Notwithstanding anything contained herein to the contrary, the Holders shall not be permitted to exercise the registration rights provided for herein with respect to all or such portion of the Warrant Shares as may be sold without registration under the Securities Act or applicable state securities laws and regulations under Rule 144 of the Securities Act.

               4.4 The Company shall bear all expenses, incurred in the preparation and filing of such registration statements or post-effective amendment (and related state registrations, to the extent permitted by applicable law) and the furnishing of copies of the preliminary and final prospectus thereof to the Holder, other than expenses of the Holder's counsel, and other than sales commissions or transfer taxes incurred by the then holders with respect to the sale of such securities.

               4.5 Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to Section 4.1 or Section 4.2, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed or go effective and it is therefore essential to defer the filing or effectiveness of such registration statement, then the Company shall have the right to defer taking action with respect to such filing or effectiveness for a period of not more than 90 days after receipt of the request of the Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

               4.6 Notwithstanding the provisions of Sections 4.1 and 4.2, if at any time during which the Company is obligated to maintain the effectiveness of a registration statement pursuant to such Section, counsel to the Company (which counsel shall be experienced in securities matters) has determined in good faith that the filing of such registration statement or

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                                       -4-
               the compliance by the Company with its disclosure obligations thereunder would require the disclosure of material information which the Company has a bona fide business purpose for preserving as confidential, then the Company may delay the filing or the effectiveness of such registration statement (if not then filed or effective, as appropriate) and shall not be required to maintain the effectiveness thereof (if previously declared effective) for a period expiring upon the earlier to occur of (i) the date on which such information is disclosed to the public or ceases to be material or the Company is so able to comply with its disclosure obligations, or (ii) 30 days after counsel to the Company makes such good faith determination. There shall not be more than one such delay period with respect to any registration statement after it has been declared effective pursuant to Sections 4.1 and 4.2. Notice of any such delay period and of the termination thereof will be promptly delivered by the Company to each Holder and shall be maintained in confidence by each such Holder. The Holders shall not sell any Warrant Shares during such period as any such registration statement is not current, as advised by the Company. Each Holder shall furnish to the Company such information regarding such Holder and a written description of the contribution proposed by such Holder as the Company may reasonably request.

               4.7 Each Holder whose Warrant Shares are included in a registration statement pursuant to an underwritten public offering shall, if requested by the managing underwriter of the public offering, enter into an agreement with the underwriter pursuant to which the Holder will agree not to sell, Transfer or otherwise dispose of the Warrant Shares for such period after consummation of the public offering as may reasonably be requested by the underwriter; up to a maximum of 90 days, without the consent of the underwriter.

     5. Reservation of Common Stock. The Company covenants that, during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of the Warrant Shares upon the exercise of this Warrant. This Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Warrant Shares upon the exercise of this Warrant.

     6. No Stockholder Rights. This Warrant, as such, shall not entitle the Holder to any rights of a stockholder of the Company, until the Holder has exercised this Warrant in accordance with Section 2 hereof.

    7.  Adjustment of Exercise Price and Number of Warrant Shares.

               7.1 The number and kind of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time, and the Company agrees to provide notice upon the happening of certain events, as follows:

                    a. If the Company is  recapitalized  through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares of Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased or reduced, as of the record date for such recapitalization, in the

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                                       -5-
                    same   proportion   as  the  increase  or  decrease  in  the
               outstanding shares of Common Stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all of the Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

                    b. If the Company  declares a dividend  on its Common  Stock payable in shares of its Common Stock or securities convertible into shares of its Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares of Common Stock (and shares of Common Stock issuable upon conversion of all such securities convertible into shares of Common Stock) as a result of such dividend, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend shall equal the aggregate amount so payable immediately before such record date.

                    c. If the Company effects a general  distribution to holders of its Common Stock, other than as part of the Company's dissolution or liquidation or the winding up of its affairs, of any shares of its capital stock, any evidence of indebtedness or any of its assets (other than cash, shares of Common Stock or securities convertible into shares of Common Stock), the Company shall give written notice to the Holder of any such general distribution at least 15 days prior to the proposed record date in order to permit the Holder to exercise this Warrant on or before the record date. There shall be no adjustment in the number of shares of Common Stock for which this Warrant may be exercised, or in the Exercise Price, by virtue of any such general distribution, except as otherwise provided herein.

                    d. If the Company offers rights or warrants  (other than the
               Warrant) to all holders of its Common Stock which entitle them to subscribe to or purchase additional shares of Common Stock or securities convertible into shares of Common Stock, the Company shall give written notice of any such proposed offering to the Holder at least 15 days prior to the proposed record date in order to permit the Holder to exercise this Warrant on or before such record date.

                    e. In the event an adjustment  in the Exercise  Price or the number of Warrant Shares issuable hereunder is made under subsection a. or b. above, and such an event does not occur, then any adjustments in the Exercise Price or number of Warrant Shares issuable upon exercise of this Warrant that were made in accordance with such subsection a. or b. shall be re-adjusted to the Exercise Price and number of Warrant Shares as were in effect immediately prior to the record date for such an event.

                    f. If and  whenever  the  Company  issues  or  sells,  or in accordance with Section 7.1 is deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issuance or sale (except for the issuance or deemed issuance of securities in a transaction described in paragraph g. of this Section 7.1), then immediately upon such issuance or sale the Exercise Price will be reduced to an Exercise Price determined by multiplying the Exercise Price

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                                       -6-
                    in effect  immediately  prior to the  issuance  or sale by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding prior to the issuance or sale plus (ii) the number of Warrant Shares issuable hereunder that the maximum aggregate amount of consideration receivable by the Company upon such issuance or sale would purchase at the Exercise Price in effect immediately prior to the issuance or sale, and the denominator of which shall be the number of shares of Common Stock deemed outstanding, as hereinafter determined, immediately after such issuance or sale.

                    g.   Notwithstanding   anything   contained  herein  to  the
               contrary, the following securities or transactions shall be excluded from the operation of paragraph f. of this Section 7.1:

                         (i) The existence and any exercise,  conversion  and/or
                    exchange of any option, convertible promissory note and/or other convertible or exchangeable security, warrant, or other right to purchase Common Stock, that is outstanding on the date hereof (whether or not currently exercisable, convertible or exchangeable); and

                         (ii) Any grant or exercise of options for Common  Stock
                    granted under the Company's stock option plans, in existence as of the date hereof, provided said grant or exercise is not effectuated as a result of any amendment to such plans subsequent to the date hereof, with an exercise price equal to at least the fair market value of the shares of Common Stock on the date of grant. Notwithstanding anything contained herein to the contrary, if the Company amends such plans with the consent of Barber & Bronson Incorporated
                    (which consent shall not be unreasonably withheld or delayed), the securities issued pursuant to such plan, as amended, shall be excluded from the operation of paragraph
                    f. of this Section 7.1. As used herein, the term "fair market value" shall mean the closing bid price, or, if not available, the highest bid price, of the shares of Common Stock as quoted on a national securities exchange, or in the over-the-counter market as reported by Nasdaq or, if not available, by the National Quotation Bureau, Incorporated, as the case may be (or, if there is no bid price on a particular day, then the closing bid price or, if not available, the highest bid price on the nearest trading date before that day and for which such prices are available), and if the shares of Common Stock are not listed on such an exchange or traded in such a market on such particular day, then the fair market value per share shall be determined by mutual agreement of the Board of Directors and the Holders by taking into consideration all relevant factors, including, but not limited to, the Company's net worth, prospective earning power and dividend paying capacity.

               h. If the Company in any manner grants any rights or options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Rights" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), and the price per share for which Common Stock is issuable upon the exercise of such Rights or upon conversion or exchange of such Convertible Securities is less than the Exercise Price in effect immediately prior to the time of the granting of such Rights, then the total maximum number of shares of Common Stock issuable upon the exercise of such Rights or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Rights will be deemed to be outstanding and to have been issued and

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                                       -7-
               sold by the Company for such price per share. For purposes of this Section, the "price per share for which Common Stock is issuable upon exercise of such Rights or upon conversion or exchange of such Convertible Securities" will be determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Rights, plus the minimum aggregate amount of additional consideration payable to the Company upon exercise of all such Rights, plus, in the case of Rights that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock then issuable upon the exercise of such Rights or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of such Rights. Except as otherwise provided in Subsections j. and k. below, no adjustment of the Exercise Price will be made when Convertible Securities are actually issued upon the exercise of such Rights or when Common Stock is actually issued upon the exercise of such Rights or the conversion or exchange of such Convertible Securities.

                    i. If the Company in any manner issues or sells any Convertible Securities, and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Exercise Price in effect immediately prior to the time of such issuance or sale, then the maximum number of shares of Common Stock then issuable upon conversion or exchange of all such Convertible Securities will be deemed to be outstanding and to have been issued and sold by the Company for such price per share, as determined below. For the purposes of this Section, the "price per share for which Common Stock is issuable upon such conversion or exchange" will be determined by dividing (i) the total amount received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock then issuable upon the conversion or exchange of all such Convertible Securities. Except as otherwise provided in Subsections j. and k. below, no adjustment of the Exercise Price will be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Convertible Securities for which adjustments of the Exercise Price had been or are to be made pursuant to other provisions of this Section 6, no further adjustment of the Exercise Price will be made by reason of such issuance or sale.

               j. If the purchase price provided for in any Rights, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time (other than under or by reason of provisions that are designed to protect against dilution of the type set forth in this Section 7 and are no more favorable to the holders of such Rights or Convertible Securities than this Section 7 would have been if this
          Section 7 were included in such Rights or Convertible Securities), then the Exercise Price in effect at the time of such change will be re-adjusted to the Exercise Price that would have been in effect at such time had such Rights or Convertible Securities still outstanding provided for such changed purchase price, additional consideration, or changed conversion rate, as the case may be, at the time initially granted, issued, or sold; and such adjustment of the Exercise Price will be made whether the result thereof is to increase or reduce the Exercise Price then in effect

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



               under this Warrant, provided that no such adjustment shall increase the Exercise Price above the initial Exercise Price hereof and that such adjustments shall be made by the Board of Directors of the Company, who shall promptly provide notice of the new Exercise Price to the Holder.

               k. Upon the expiration of any Right, or the termination of any right to convert or exchange any Convertible Security, without the exercise of such Right, or the conversion of such Convertible Security, the Exercise Price then in effect hereunder will be adjusted to the Exercise Price that would have been in effect at the time of such expiration or termination had such Right or Convertible Security never been issued, but such subsequent adjustment shall not affect the number of shares of Common Stock issued upon any exercise of this Warrant prior to the date such adjustment is made.

               l. If any shares of Common Stock, Rights, or Convertible Securities are issued or sold or deemed to have been issued or sold for consideration that includes cash, then the amount of cash consideration actually received by the Company will be deemed to be the cash portion thereof. If any shares of Common Stock, Rights, or Convertible Securities are issued or sold or deemed to have been issued or sold for a consideration part or all of which is other than cash, then the amount of the consideration other than cash received by the Company will be the fair value of such consideration as determined by the Board of Directors of the Company, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the market value thereof as of the date of receipt. If any shares of Common Stock, Rights, or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, then the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Rights, or Convertible Securities, as the case may be.

               m. If any Right is issued in connection with the issuance or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Right by the parties thereto, the Right will be deemed to have been issued without consideration.

               n. The number of shares of Common Stock deemed outstanding at any given time shall include the number of shares of Common Stock outstanding, as adjusted as provided herein, but shall not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issuance or sale of Common Stock hereunder.

               o. No adjustment of the Exercise Price shall be made if the amount of such adjustment would be less than one cent per Warrant
          Share, but in such case any adjustment that otherwise would be required to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment that, together with any adjustment or adjustments so carried forward, shall amount to not less than one cent per Warrant Share.


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



          7.2 In the event of any reorganization or reclassification of the outstanding shares of Common Stock (other than a change in par value, or from no par value to par value, or from par value to no par value, or as a result of a subdivision or combination) or in the event of any consolidation or merger of the Company with another entity at any time prior to the expiration of this Warrant, the Holder shall have the right to exercise this Warrant. Upon such exercise, the Holder shall have the right to receive the same kind and number of shares of capital stock and other securities, cash or other property as would have been distributed to the Holder upon such reorganization, reclassification, consolidation or merger. The Holder shall pay upon such exercise the Exercise Price that otherwise would have been payable pursuant to the terms of this Warrant. If any such reorganization, reclassification, consolidation or merger results in a cash distribution in excess of the then applicable Exercise Price, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price, and in such case the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full, and in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder. In the event of any such reorganization, merger or consolidation, the corporation formed by such consolidation or merger or the corporation which shall have acquired the assets of the Company shall execute and deliver a supplement hereto to the foregoing effect, which supplement shall also provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in the Warrant.

          7.3 If the Company shall, at any time before the expiration of this Warrant, dissolve, liquidate or wind up its affairs, the Holder shall have the right to exercise this Warrant. Upon such exercise the Holder shall have the right to receive, in lieu of the shares of Common Stock of the Company that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such dissolution, liquidation or winding up with respect to such stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. If any such dissolution, liquidation or winding up results in any cash distribution in excess of the Exercise Price provided by this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full and, in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder.

          7.4 Upon each adjustment of the Exercise Price pursuant to Section 7 hereof, the Holder shall thereafter (until another such adjustment) be entitled to purchase, at the adjusted Exercise Price in effect on the date this Warrant is exercised, the number of Warrant Shares, calculated to the nearest number of Warrant Shares, determined by (a) multiplying the number of Warrant Shares purchasable hereunder immediately prior to the adjustment of the Exercise Price by the Exercise Price in effect immediately prior to such adjustment, and (b) dividing the product so obtained by the adjusted Exercise Price in effect on the date of such exercise. The provisions of
     Section 11 shall apply, however, so that no fractional share of Common Stock or fractional Warrant shall be issued upon exercise of this Warrant.


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



          7.5 The Company may retain a firm of independent public accountants of recognized standing (who may be any such firm regularly employed by the Company) to make any computation required under this Section 7, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 7.

     8. Voting Agreement. Upon exercise of the Warrants, the Holder shall agree to vote the Warrant Shares in favor of management's nominees to the Board of Directors for a period of four years or so long as Holder owns the Warrant Shares, whichever is lesser. The delivery of the Warrant Shares to the Holder shall be contingent upon the execution and delivery to the Company of a document providing for the foregoing in a form reasonably satisfactory to the Company.

     9. Notice to Holder. So long as this Warrant shall be outstanding (a) if the Company shall pay any dividends or make any distribution upon the Common Stock otherwise than in cash or (b) if the Company shall offer generally to the holders of Common Stock the right to subscribe to or purchase any shares of any class of capital stock or securities convertible into capital stock or any similar rights or (c) if there shall be any capital reorganization of the Company in which the Company is not the surviving entity, recapitalization of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or other transfer of all or substantially all of the property and assets of the Company, or voluntary or involuntary dissolution, liquidation or winding up of the Company, then in such event, the Company shall cause to be mailed by registered or certified mail to the Holder, at least 30 days prior to the relevant date described below (or such shorter period as is reasonably possible if 30 days is not reasonably possible), a notice containing a description of the proposed action and stating the date or expected date on which a record of the Company's stockholders is to be taken for the purpose of any such dividend, distribution of rights, or such reorganization, recapitalization, consolidation, merger, sale, lease or transfer, dissolution, liquidation or winding up is to take place and the date or expected date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event.

     10. Certificate of Adjustment. Whenever the Exercise Price or number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall promptly deliver to the Holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

     11. No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any subscription hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.


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



     12. Restrictions on Exercise.

          12.1 Unless, prior to the exercise of this Warrant, the Warrant Shares have been registered with the Commission pursuant to the Securities Act, the notice of exercise shall be accompanied by a representation of the Holder to the Company that such shares are being acquired for investment and not with a view to the distribution thereof, and such other representations and documentation as may reasonably be required by the Company, unless in the opinion of counsel to the Company such representations or other documentation is not necessary to comply with such the Securities Act.

          12.2 The Company shall not be obligated to deliver any Warrant Shares unless and until the Company has compiled with any requirements of the securities exchange or other self-regulatory body on which the Company's shares of Common Stock may be listed or until there has been qualification under or compliance with such federal or state laws, rules or regulations. The Company agrees and undertakes to comply with such laws, rules or regulations promptly upon receipt by the Company of the Election to Purchase, and in any event by such date as compliance is required. Notwithstanding anything contained herein to the contrary, where the actions described herein may be taken after the issuance of the Warrant Shares, the Company will promptly issue the Warrant Shares and thereafter take such appropriate action.

     13. Restrictions on Transfer.

          13.1 Neither this Warrant nor any Warrant Shares may be transferred except as follows: (a) to a person who, in the opinion of counsel satisfactory to the Company, is a person to whom this Warrant or the Warrant Shares may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 13 with respect to any Transfer of such securities; or (b) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such Transfer.

          13.2 Unless, prior to the exercise of this Warrant, the Warrant Shares have been registered with the Commission pursuant to the Securities Act, upon exercise of this Warrant and the issuance of the Warrant Shares, all certificates representing such Warrant Shares shall bear on the face or reverse thereof substantially the following legend:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF SUCH ACT AND STATE SECURITIES LAWS OR AN OPINION OF COUNSEL TO THE COMPANY IS OBTAINED STATING THAT SUCH SALE, OFFER FOR SALE, PLEDGE, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION IS IN

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



                  COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM
                  SUCH REGISTRATION.

     14. Lost, Stolen or Destroyed Warrants. In the event that the Holder notifies the Company that this Warrant has been lost, stolen or destroyed and either (a) provides a letter, in form satisfactory to the Company, to the effect that it will indemnify the Company from any loss incurred by it in connection therewith, and/or (b) provides an indemnity bond in such amount as is reasonably required by the Company, the Company shall accept such letter and/or indemnity bond in lieu of the surrender of this Warrant as required by Section 2 hereof.

     15. Exchange or Assignment of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company, for other Warrants of different denominations, entitling the Holder to purchase in the aggregate the same number of shares purchasable hereunder. Subject to the provisions of this Warrant and receipt by the Company of any required representations and agreements, upon surrender of this Warrant to the Company with the Assignment annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without additional charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled.

     16. Notices. Notices and other communications to be given to the Holder shall be deemed sufficiently given if delivered by hand, or five days after mailing by registered or certified mail, postage prepaid, to the Holder at 201 South Biscayne Boulevard, Suite 2950, Miami, Florida 33131. Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or five days after mailing if mailed by registered or certified mail postage prepaid, to the Company at 26 Harbor Park Drive, Port Washington, New 11050. A party may change the address to which notice shall be given by notice pursuant to this Section 16.

     17. Enforcement. Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Warrant, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs.

     18. Entire Agreement and Modification. The Company and the Holder of this Warrant hereby represent and warrant that this Warrant is intended to and does contain and embody all of the understandings and agreements, both written and oral, of the parties hereto with respect to the subject matter of this Warrant, and that there exists no oral agreement or understanding, express or implied, whereby the absolute, final and unconditional character and nature of this Warrant shall be in any way invalidated, impaired or affected. A modification or waiver of any of the terms, conditions or provisions of this Warrant shall be effective only if made in writing and executed with the same formality of this Warrant.

     19. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without application of the principles of conflicts of laws.


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



     IN WITNESS WHEREOF, the Company has executed this Warrant as of the 23rd day of December, 1996.

                                           SANDATA, INC., a Delaware corporation



                                           By:
                                           Bert E. Brodsky, President



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                                      -14-

                              ELECTION TO PURCHASE


TO:      Sandata, Inc.

     The undersigned hereby irrevocably elects to exercise Warrants represented by this Common Stock Purchase Warrant to purchase ____________________ shares of Common Stock issuable upon the exercise of such Warrants and requests that certificates for such shares be issued in the name of:


           (Please insert social security or other identifying number)


                         (Please print name and address)


Dated:  ____________________, 19__

     NOTICE: The signature on this Election to Purchase must correspond with the name as written upon the face of the within Warrant, in every particular, without alteration, enlargement, or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, having an office or correspondent in New York, New York, Boca Raton or Miami, Florida, or by a firm having membership on a registered national securities exchange and an office in New York, New York, or Boca Raton or Miami, Florida.


                               SIGNATURE GUARANTEE


Authorized Signature:

Name of Bank or Firm:

Dated:



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


                                   ASSIGNMENT

     FOR   VALUE   RECEIVED,   __________________________________________,   the
undersigned Holder hereby sells, assigns, and transfers all of the rights of the undersigned under the within Warrant with respect to the number of Shares covered thereby set forth below, unto the Assignee identified below, and does
hereby           irrevocably           constitute           and          appoint
________________________________________  to effect  such  transfer of rights on the books of the Company, with full power of substitution:

Name of Assignee      Address of Assignee          No. of Shares  Exercise Price










Dated:
                                                         (Signature of Holder)



                                                         (Print or type name)


         NOTICE: The signature on this Assignment must correspond with the name as written upon the face of the within Warrant, in every particular, without alteration, enlargement, or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, having an office or correspondent in New York, New York, Boca Raton or Miami, Florida, or by a firm having membership on a registered national securities exchange and an office in New York, New York, or Boca Raton or Miami, Florida.


                                                    SIGNATURE GUARANTEE


Authorized Signature:

Name of Bank or Firm:

Dated:


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